Subsequent Events	9 Months Ended
Jul. 29, 2011
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

On August 16, 2011 we purchased approximately 102 million or 7.9% of additional outstanding shares of IMM on the open market for approximately $105.1 million, bringing our total ownership stake to 18.3%.

On August 22, 2011, our Board of Directors declared a cash dividend of $0.175 per outstanding share of common stock.  The dividend will be paid on September 19, 2011 to all shareholders of record at the close of business on September 5, 2011.

On August 29, 2011 we entered into a definitive agreement with Cameron International Corporation to sell the drilling products business purchased from LeTourneau for $375.0 million, subject to a working capital adjustment.  We expect to close the transaction following receipt of necessary regulatory approvals, and satisfaction of customary closing conditions, which is expected to occur within 60 days of the agreement date.  The drilling products business has been reflected as a discontinued operation and all assets and liabilities of the segment have been reflected as such in the Condensed Consolidated Balance Sheet and all results of operations have been reflected as discontinued operations in the Condensed Consolidated Statement of Income.